 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 21, 2011 (June 15, 2011)

DYNEGY INC.
DYNEGY HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

The Board of Directors of Dynegy Inc. (“Dynegy”) accepted the resignation of Charles C. Cook, former interim Chief Financial Officer and Executive Vice President, Commercial Operations and Market Analytics, effective June 15, 2011.   Dynegy has not yet named a successor Chief Financial Officer, but it has identified a potential successor candidate.  Lynn A. Lednicky, Dynegy’s Executive Vice President, Operations, has assumed responsibility for the commercial functions previously performed by Mr. Cook.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2011, Dynegy held its 2011 Annual Meeting of Stockholders.  A total of 110,596,030 shares of Dynegy’s common stock were present or represented by proxy at the meeting.  During the meeting six proposals were voted upon.  The votes were as follows:

Proposal 1 – Election of directors to serve until the 2012 annual meeting of stockholders, or until successors have been elected or appointed.

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Thomas W. Elward	95,641,495	624,160	14,324,082
Michael J. Embler	95,700,699	564,956	14,324,082
Robert C. Flexon	95,705,469	560,186	14,324,082
E. Hunter Harrison	95,327,610	938,045	14,324,082
Vincent J. Intrieri	86,918,807	9,346,848	14,324,082
Samuel Merksamer	95,062,019	1,203,636	14,324,082
Felix Pardo	95,143,500	1,122,155	14,324,082

Proposal 2 – Act upon a proposal to approve, on an advisory basis, the compensation of Dynegy’s named executive officers as described in the proxy statement.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
75,441,776	20,229,458	594,421	14,324,082

Proposal 3 – Act upon a proposal, on an advisory basis, regarding the frequency of the stockholder vote on the compensation of Dynegy’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
93,087,986	80,816	2,498,599	598,254	14,324,082

Proposal 4 – Approval of the Stockholder Protection Rights Plan.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
54,569,933	34,243,475	469,799	21,265,474

Proposal 5 – Ratification of Ernst and Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2011.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
109,395,951	1,032,479	161,307	—

Proposal 6 – Act upon a stockholder proposal regarding the establishment of quantitative goals for the reduction of greenhouse gas emissions.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,620,132	81,588,634	7,056,889	14,324,082

Item 7.01	Regulation FD Disclosure

On June 15, 2011, Dynegy issued a press release reporting the results of its 2011 Annual Meeting of Stockholders.  A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
99.1	Press release dated June 15, 2011, announcing results of Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: June 21, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President & General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: June 21, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release dated June 15, 2011, announcing results of Annual Meeting of Stockholders.